UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2020 (August 19, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2020, Peoples Bancorp Inc. (“Peoples”) issued a press release announcing that John C. Rogers plans to retire as Peoples’ Executive Vice President, Chief Financial Officer and Treasurer, effective September 30, 2020. Mr. Rogers will also retire from his position as Executive Vice President, Chief Financial Officer and Treasurer of Peoples’ banking subsidiary, Peoples Bank (“Peoples Bank”) effective September 30, 2020.
Peoples also announced that, pursuant to its succession plan, its Board of Directors has promoted Katie Bailey to the position of Executive Vice President, Chief Financial Officer and Treasurer of Peoples and Peoples Bank, in each case effective October 1, 2020. Ms. Bailey, age 37, has most recently served as Director of Finance for Peoples and as Senior Vice President, Director of Finance, for Peoples Bank, in Marietta, Ohio, since January 2019. She joined Peoples in May 2011 as SEC Reporting Manager, a position she held until June 2012 when she was promoted by Peoples to Vice President, Controller. Ms. Bailey was further promoted to Senior Vice President, Controller in October 2015, and to Senior Vice President, Director of Finance, in January 2019. Prior to joining Peoples, Ms. Bailey worked for the public accounting and professional services firm PricewaterhouseCoopers LLP, in Cleveland, Ohio, from September 2006 until May 2011. Ms. Bailey is a Certified Public Accountant and holds a Bachelor of Arts degree in Accounting from Marietta College and a Master of Accounting degree from The Ohio State University.
There is no family relationship between Ms. Bailey and any of the directors or other executive officers of Peoples.
Peoples has determined that neither Ms. Bailey nor any of her immediate family members has had (or proposes to have) a direct or indirect interest in any transaction in which Peoples or any of Peoples’ subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K, other than the employment relationship between Ms. Bailey and Peoples and Peoples Bank.
Compensation arrangements between Ms. Bailey and Peoples will be disclosed in a subsequent filing.
A copy of Peoples’ news release announcing Mr. Rogers’ retirement and Ms. Bailey’s promotion is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on August 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	August 24, 2020	By:/s/	CHARLES W. SULERZYSKI
Charles W. Sulerzyski
President and Chief Executive Officer